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                              (ICON FUNDS (R) LOGO)

                    SUPPLEMENT DATED NOVEMBER 30, 2006 TO THE
                  ICON FUNDS U. S. DIVERSIFIED FUNDS PROSPECTUS
          DATED JANUARY 31, 2006 AND THE ICON FUNDS CLASS A PROSPECTUS
                               DATED JUNE 1, 2006

The Board of Trustees of the ICON Funds has approved a name change for the ICON Covered Call Fund (the "Fund"). Effective January 29, 2007, the new name of the Fund will be ICON Income Opportunity Fund.

In addition, to clarify the investment objective, the following strategy wording, "from writing covered call options" will be eliminated from any discussion of the investment objective. The Board of Trustees also approved the change of the Fund's current investment strategy which states "[T]he Fund normally invests in equity securities traded in U.S. markets and in covered call options sold or "written" on equity securities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes."

The strategy of the Fund will be restated to reflect greater flexibility to achieve the Fund's objective as follows:

To pursue the Fund's investment objective the Fund will normally invest in equity securities traded in U.S. markets, options on equity securities, securities indices and exchange traded funds and other derivatives.

Effective with these changes, the Fund intends to distribute net investment income and net short-term capital gains at least quarterly, if any.

                                     * * * *

        SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



FROSUPP-CC 11/06
538457